STATE STREET INSTITUTIONAL FUNDS

State Street Institutional Strategic Investment Fund

Supplement dated May 10, 2017

To the Statutory Prospectus dated April 30, 2017

Effective May 10, 2017, the State Street Institutional Funds statutory prospectus dated April 30, 2017 (the “Prospectus”) is revised as follows:

On page 31 of the Prospectus, under the sub-section entitled “About the Funds’ Portfolio Managers – Portfolio Management Teams” within the section entitled “About the Investment Adviser,” the last paragraph is deleted in its entirety and replaced with the following:

The State Street Institutional Strategic Investment Fund is managed by Jeffrey Palma and David Wiederecht. Messrs. Palma and Wiederecht are vested with oversight authority for determining asset allocations for the Fund. Each of the international equity and fixed income portions of the Fund are managed independently within the Fund by separate teams of portfolio managers and analysts, while the U.S. equity portion of the Fund is managed with a passive investment approach by investing the Fund’s assets in the State Street Equity 500 Index II Portfolio, a mutual fund advised by SSGA FM. In addition to oversight authority for asset allocation, Messrs. Palma and Wiederecht may at times adjust the Fund’s investment exposure through the use of various investment techniques, such as investments in derivative instruments and ETFs.

This Supplement should be retained with your Prospectus for future reference.